UNUM Life Insurance Company of America
2211 Congress Street
Portland, Maine 04122

                                      March 10, 1998

Securites and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

RE: VA-I Separate Account of UNUM Life Insurance Company of America Registration Number 811-5803
      Section 30d-2 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, the Registrant, a registered unit investment trust, recently mailed to its securities holders the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports required by Rule 30b2-1.

Pursuant to Rule 30b2-1, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings are identified below:

     The Annual Report of the Fidelity Variable Insurance Product Fund
               (File No. 811-03329 and CIK 0001012679)  2/23/98
     The Annual Report of the Fidelity Variable Insurance Products Fund II
               (File No. 811-05511 and CIK 0000831016)  2/23/98
     The Annual Report of the Dreyfus Stock Index Fund
               (File No. 811-05719 and CIK 0000846800)  3/2/98
     The Annual Report of the Dreyfus Variable Investment Fund
               (File No. 811-05125 and CIK 0000813383)  3/3/98
     The Annual Report of the American Century Variable Portfolios, Inc.
               (File No. 811-5188 and CIK 0000814680)  2/19/98
     The Annual Report of the Calvert Social Balanced Portfolio
                (File No. 811-3591 and CIK 0000708950)  3/6/98
     The Annual Report of the T. Rowe Price International Stock Portfolio
               (File No. 811-07145 and CIK 0000918292)  2/24/98

To the extent necessary those electronic filings are incorporated herein by reference.

Respectfully submitted,


/S/ ROSEMARY A. MOORE
----------------------
Rosemary A. Moore
Counsel
(207) 770-3290